Exhibit (99)(a)

Press Release October 16, 2006

WACHOVIA EARNS $1.9 BILLION; EPS UP 10% TO $1.17 IN 3RD QUARTER 2006

Strong fundamentals maintain earnings stability in challenging environment

3rd QUARTER 2006 COMPARED WITH 3rd QUARTER 2005

•	Double-digit earnings growth despite the difficult interest rate environment.

•	5 percent revenue growth and modest expense growth drive improved overhead efficiency ratio while investment for the future continues.

•	Credit quality continues to be strong, with increased provision reflecting growth in auto and other consumer businesses and lower commercial recoveries.

•	Expanded consumer franchise including auto lending, Westcorp retail branches and credit cards generates results ahead of expectations.

•	Customer service and loyalty scores remain excellent.

Earnings	Highlights

	Three Months Ended
	September 30, 2006		June 30, 2006		September 30, 2005
(In millions, except per share data)	Amount	EPS	Amount	EPS	Amount	EPS
Earnings
Net income (GAAP)	$1,877	1.17	1,885	1.17	1,665	1.06
Net merger-related and restructuring expenses	25	0.02	15	0.01	51	0.03

Earnings excluding merger-related and restructuring expenses	$1,902	1.19	1,900	1.18	1,716	1.09

Financial ratios
Return on average common stockholders’ equity	14.85%		15.41		13.95
Net interest margin (a)	3.03		3.18		3.18
Fee and other income as % of total revenue (a)	49.20		49.37		48.63
Overhead efficiency ratio (a)	57.44%		58.71		59.78

Capital adequacy (b)
Tier 1 capital ratio	7.76%		7.81		7.42
Total capital ratio	11.50		11.42		10.79
Leverage ratio	6.60%		6.57		5.96

Asset quality
Allowance for loan losses as % of nonaccrual and restructured loans	520%		488		347
Allowance for loan losses as % of loans, net	1.03		1.07		1.13
Allowance for credit losses as % of loans, net (c)	1.09		1.13		1.20
Net charge-offs as % of average loans, net	0.16		0.08		0.10
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.26%		0.25		0.37

(a)	Tax-equivalent.
(b)	The third quarter of 2006 is based on estimates.
(c)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA EARNS $1.9 BILLION; EPS UP 10% TO $1.17 PER COMMON SHARE/page 2

CHARLOTTE, N.C. — Wachovia Corp. (NYSE:WB) today reported net income of $1.88 billion, or $1.17 per share, in the third quarter of 2006 compared with $1.66 billion, or $1.06 per share, in the third quarter of 2005.

Excluding after-tax net merger-related expenses of 2 cents per share in the third quarter of 2006 and 3 cents per share in the third quarter of 2005, earnings were $1.90 billion, or $1.19 per share, in the third quarter of 2006 compared with $1.72 billion, or $1.09 per share, in the third quarter of 2005.

“Wachovia once again delivered double-digit earnings per share growth due to strong fundamentals and focused execution,” said Ken Thompson, Wachovia chairman and chief executive officer. “In the face of a challenging yield curve environment, we continued to improve efficiency, while asset quality remained strong. Our industry-leading customer service helped sales productivity remain stable, and our expanded consumer franchise including auto lending, credit cards and Westcorp retail branches in California generated results ahead of our expectations. With the closing of the Golden West merger on October 1, we’re very excited about our prospects as we extend our brand promise to customers nationwide.”

Wachovia	Corporation

	Three Months Ended
(In millions)	September 30, 2006	June 30, 2006	September 30, 2005
Net interest income (Tax-equivalent)	$3,578	3,675	3,440
Fee and other income	3,465	3,583	3,258
Total revenue (Tax-equivalent)	7,043	7,258	6,698
Provision for credit losses	108	59	82
Noninterest expense	4,045	4,261	4,004
Net income	1,877	1,885	1,665
Average loans, net	281,110	275,265	228,960
Average core deposits	$291,227	291,638	280,748

Results include the impact of the acquisition of Westcorp on March 1, 2006. The acquisition of Golden West Financial Corporation closed on October 1, 2006, and therefore is not included in Wachovia’s September 30, 2006, financial results. In the third quarter of 2006 compared with the third quarter of 2005, Wachovia:

•	Grew revenue 5 percent on higher fee income and growth in loans and deposits, including the addition of Westcorp, although the benefit of a larger balance sheet was limited by margin compression.

•	Increased net interest income 4 percent, reflecting higher average commercial loans, up 14 percent, and average consumer loans, up 36 percent.

•	Commercial loan growth was led by middle-market and business banking, commercial real estate and large corporate lending, while consumer loan growth was led by higher real estate-secured loans, which included the impact of year-end 2005 loan transfers from loans held for sale, as well as the addition of Westcorp.

•	Average core deposits rose 4 percent and average low-cost core deposits were relatively stable. Growth in lower spread loans, a shift in deposit mix and the effects of a more inverted yield curve resulted in 15 basis points of margin compression.

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WACHOVIA EARNS $1.9 BILLION; EPS UP 10% TO $1.17 PER COMMON SHARE/page 3

•	6 percent growth in fee and other income was led by 15 percent growth in service charges and 10 percent growth in fiduciary and asset management fees. Growth in insurance commissions was more than offset by lower retail brokerage commissions as customers migrate to retail brokerage managed account relationships. In addition, principal investing and trading results were lower, while securities gains rose from the third quarter of 2005.

•	Noninterest expense rose modestly as lower incentives and a favorable resolution of franchise tax matters were offset by the impact of acquisitions. The overhead efficiency ratio improved to 57.44 percent, down 234 basis points.

•	The increase in the provision for credit losses to $108 million largely reflected growth in auto lending and other consumer loans as well as lower commercial loan recoveries. Net charge-offs were $116 million, or an annualized 0.16 percent of average net loans. Total nonperforming assets including loans held for sale were $782 million, or 0.26 percent of loans, foreclosed properties and loans held for sale.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses, other intangible amortization and discontinued operations. Segment earnings are the basis on which Wachovia manages and allocates capital to its business segments. Pages 13 and 14 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank

General Bank Highlights

	Three Months Ended
(In millions)	September 30, 2006	June 30, 2006	September 30, 2005
Net interest income (Tax-equivalent)	$2,823	2,786	2,379
Fee and other income	902	857	760
Total revenue (Tax-equivalent)	3,773	3,691	3,192
Provision for credit losses	123	95	77
Noninterest expense	1,689	1,752	1,575
Segment earnings	$1,246	1,171	975
Cash overhead efficiency ratio (Tax-equivalent)	44.75%	47.47	49.33
Average loans, net	$197,138	192,552	163,752
Average core deposits	216,795	214,750	203,104
Economic capital, average	$8,476	8,340	7,038

The General Bank includes retail, small business and commercial customers. The third quarter of 2006 compared with the third quarter of 2005 included:

•	Earnings of $1.2 billion on an 18 percent increase in revenue to $3.8 billion, driven by loan and deposit growth, including the addition of Westcorp. Sales production remained stable although the mix is shifting from demand deposits to certificates of deposit and in consumer real estate, from variable rate to fixed rate loans.

•	20 percent growth in average loans led by growth in commercial and consumer loans as well as the addition of an average $14.7 billion from Westcorp.

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WACHOVIA EARNS $1.9 BILLION; EPS UP 10% TO $1.17 PER COMMON SHARE/page 4

•	Deposit growth led by consumer certificates of deposit and money market funds. Net new retail checking accounts increased by 467,000 year-to-date, compared with an increase of 420,000 in the same period of 2005.

•	19 percent growth in fee and other income included 25 percent growth in consumer service charges and 25 percent growth in interchange income, partially offset by a 5 percent decline in mortgage banking-related fee and other income.

•	7 percent growth in noninterest expense included Westcorp, branch expansion activity and costs related to reentering the credit card business. Despite the increased expense, the General Bank’s overhead efficiency ratio improved 458 basis points to 44.75 percent.

•	Provision expense rose in connection with Westcorp.

Capital Management

Capital Management Highlights

	Three Months Ended
(In millions)	September 30, 2006	June 30, 2006	September 30, 2005
Net interest income (Tax-equivalent)	$247	259	211
Fee and other income	1,230	1,222	1,146
Total revenue (Tax-equivalent)	1,469	1,472	1,348
Provision for credit losses	—	—	—
Noninterest expense	1,095	1,116	1,067
Segment earnings	$237	226	179
Cash overhead efficiency ratio (Tax-equivalent)	74.59%	75.75	79.13
Average loans, net	$795	616	372
Average core deposits	30,114	31,827	33,807
Economic capital, average	$1,534	1,556	1,476

Capital Management includes retail brokerage services and asset management. The third quarter of 2006 compared with the third quarter of 2005 included:

•	Earnings of $237 million on 9 percent revenue growth as strength in retail brokerage managed account fees, wider deposit spreads and the impact of two June 2006, acquisitions overcame lower retail brokerage transaction activity. Managed assets grew 21 percent from year-end to $128.8 billion at September 30, 2006.

•	3 percent growth in noninterest expense primarily due to increased production-based incentives and the impact of the acquisitions. The overhead efficiency ratio improved 454 basis points to 74.59 percent due to strong net interest income growth, retail brokerage managed account fee growth and expense control.

•	Total assets under management of $250.1 billion at September 30, 2006, were up 9 percent from December 31, 2005. Equity assets reached $93.7 billion, up 14 percent in the same period, including $5.5 billion in assets from the Metropolitan West Capital Management acquisition and market appreciation. Total brokerage client assets grew 7 percent from year-end 2005 to $729.9 billion.

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WACHOVIA EARNS $1.9 BILLION; EPS UP 10% TO $1.17 PER COMMON SHARE/page 5

Wealth Management

Wealth Management Highlights

	Three Months Ended
(In millions)	September 30, 2006	June 30, 2006	September 30, 2005
Net interest income (Tax-equivalent)	$149	151	146
Fee and other income	199	197	196
Total revenue (Tax-equivalent)	349	349	343
Provision for credit losses	—	2	6
Noninterest expense	237	252	241
Segment earnings	$71	61	62
Cash overhead efficiency ratio (Tax-equivalent)	67.81%	72.20	70.13
Average loans, net	$16,438	15,986	14,202
Average core deposits	13,790	14,355	13,475
Economic capital, average	$532	528	506

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. The third quarter of 2006 compared with the third quarter of 2005 included:

•	15 percent earnings growth to $71 million on modest revenue growth and lower expenses.

•	Revenue growth driven equally by net interest income and fee and other income growth.

•	2 percent growth in net interest income fueled by strong momentum in loans and a modest increase in average core deposits.

•	Modest growth in fee and other income driven by higher banking fees and higher trust and investment management fees on increased asset valuations, partially offset by a decline in insurance commissions.

Corporate and Investment Bank

Corporate and Investment Bank Highlights

	Three Months Ended
(In millions)	September 30, 2006	June 30, 2006	September 30, 2005
Net interest income (Tax-equivalent)	$482	507	532
Fee and other income	989	1,215	1,027
Total revenue (Tax-equivalent)	1,428	1,680	1,514
Provision for credit losses	(5)	(33)	(3)
Noninterest expense	791	878	808
Segment earnings	$404	526	446
Cash overhead efficiency ratio (Tax-equivalent)	55.37%	52.30	53.35
Average loans, net	$45,705	43,728	38,813
Average core deposits	26,048	26,174	24,790
Economic capital, average	$6,605	6,352	5,606

The Corporate and Investment Bank includes corporate lending, investment banking, and treasury and international trade finance. Third quarter 2006 results compared with the third quarter of 2005 included:

•	Earnings of $404 million as lower incentive expense partially offset a 6 percent decline in revenue driven by lower market-related revenue.

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WACHOVIA EARNS $1.9 BILLION; EPS UP 10% TO $1.17 PER COMMON SHARE/page 6

•	A 9 percent decline in net interest income reflected spread compression in asset-based lending and leasing, lower trading-related net interest income, and cross-border leasing runoff.

•	A 4 percent decline in fee and other income largely reflected lower principal investing gains and lower results from commercial mortgage activity.

•	A 2 percent decline in noninterest expense primarily related to lower incentive expense.

•	Core deposit and loan growth from organic growth and acquisitions.

•	The provision reflected net loan loss recoveries.

***

Wachovia Corporation (NYSE:WB) is one of the nation’s largest diversified financial services companies, providing a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services. Including the Golden West merger, which closed on October 1, 2006, Wachovia has retail and commercial banking operations in 21 states with 3,400 retail banking offices from Connecticut to Florida and west to Texas and California. In addition, two core businesses operate under the Wachovia Securities brand name: retail brokerage with 737 offices in 49 states and in Latin America, and corporate and investment banking in selected industries nationwide. Other nationwide businesses include mortgage lending in 39 states and auto finance covering 46 states. Globally, Wachovia serves clients through more than 40 international offices. Online banking is available at wachovia.com; online brokerage products and services at wachoviasec.com, and investment products and services at evergreeninvestments.com. At September 30, 2006, Wachovia had assets of $559.9 billion and market capitalization of $88.2 billion. On the same date, based on pro forma data, Wachovia’s combined assets were approximately $700 billion and combined market capitalization was $107 billion.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated October 16, 2006.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 1 and on page 10 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses”, “Earnings Excluding Merger-Related and Restructuring Expenses, and Discontinued Operations” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Discontinued Operations”, and which are reconciled to GAAP financial measures on pages 21 and 22. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of merger-related and restructuring expenses, discontinued operations and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our

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WACHOVIA EARNS $1.9 BILLION; EPS UP 10% TO $1.17 PER COMMON SHARE/page 7 business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization, discontinued operations and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Tom Wurtz will review Wachovia’s third quarter 2006 results in a conference call and audio webcast beginning at 10 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to third quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Third Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 888-357-9787 for U.S. callers or 706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Monday, October 16, at noon EDT and continuing through 5 p.m. EST Friday, November 17. Replay telephone number is 706-645-9291; access code: 6572253.

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139 or Ellen Taylor at 704-383-1381. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL TABLES

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2006			2005
(Dollars in millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$3,541	3,641	3,490	3,523	3,387
Tax-equivalent adjustment	37	34	49	52	53

Net interest income (Tax-equivalent)	3,578	3,675	3,539	3,575	3,440
Fee and other income	3,465	3,583	3,517	2,989	3,258

Total revenue (Tax-equivalent)	7,043	7,258	7,056	6,564	6,698
Provision for credit losses	108	59	61	81	82
Other noninterest expense	3,915	4,139	4,079	4,032	3,820
Merger-related and restructuring expenses	38	24	68	58	83
Other intangible amortization	92	98	92	93	101

Total noninterest expense	4,045	4,261	4,239	4,183	4,004
Minority interest in income of consolidated subsidiaries	104	90	95	103	104

Income from continuing operations before income taxes (Tax-equivalent)	2,786	2,848	2,661	2,197	2,508
Income taxes	872	929	884	652	790
Tax-equivalent adjustment	37	34	49	52	53

Income from continuing operations	1,877	1,885	1,728	1,493	1,665
Discontinued operations, net of income taxes	—	—	—	214	—

Net income	$1,877	1,885	1,728	1,707	1,665

Diluted earnings per common share	$1.17	1.17	1.09	1.09	1.06
Return on average common stockholders’ equity	14.85%	15.41	14.62	14.60	13.95
Return on average assets	1.34	1.39	1.34	1.30	1.29
Overhead efficiency ratio	57.44%	58.71	60.07	63.72	59.78
Operating leverage	$1	180	436	(312)	92

ASSET QUALITY
Allowance for loan losses as % of loans, net	1.03%	1.07	1.08	1.05	1.13
Allowance for loan losses as % of nonperforming assets	396	421	389	378	303
Allowance for credit losses as % of loans, net	1.09	1.13	1.14	1.11	1.20
Net charge-offs as % of average loans, net	0.16	0.08	0.09	0.09	0.10
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.26%	0.25	0.28	0.28	0.37

CAPITAL ADEQUACY (a)
Tier I capital ratio	7.76%	7.81	7.87	7.50	7.42
Total capital ratio	11.50	11.42	11.45	10.82	10.79
Leverage ratio	6.60%	6.57	6.86	6.12	5.96

OTHER DATA
Average diluted common shares (In millions)	1,600	1,613	1,586	1,570	1,575
Actual common shares (In millions)	1,581	1,589	1,608	1,557	1,553
Dividends paid per common share	$0.56	0.51	0.51	0.51	0.51
Dividend payout ratio on common shares	47.86%	43.59	46.79	46.79	48.11
Book value per common share	$32.37	30.75	30.95	30.55	30.10
Common stock price	55.80	54.08	56.05	52.86	47.59
Market capitalization	$88,231	85,960	90,156	82,291	73,930
Common stock price to book value	172%	176	181	173	158
FTE employees	97,060	97,316	97,134	93,980	92,907
Total financial centers/brokerage offices	3,870	3,847	3,889	3,850	3,840
ATMs	5,163	5,134	5,179	5,119	5,119

(a)	The third quarter of 2006 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2006			2005
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND DISCONTINUED OPERATIONS (a) (b)
Return on average common stockholders’ equity	15.02%	15.52	15.01	13.05	14.36
Return on average assets	1.36	1.40	1.38	1.17	1.33
Overhead efficiency ratio	56.90	58.39	59.10	62.84	58.55
Overhead efficiency ratio excluding brokerage	53.32%	54.89	55.23	59.58	54.49
Operating leverage	$16	135	446	(337)	84

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND DISCONTINUED OPERATIONS (a) (b) (c)
Dividend payout ratio on common shares	45.53%	41.80	43.97	50.50	45.13
Return on average tangible common stockholders’ equity	30.79	32.63	30.64	27.11	29.14
Return on average tangible assets	1.47	1.52	1.49	1.27	1.45
Overhead efficiency ratio	55.60	57.03	57.81	61.41	57.06
Overhead efficiency ratio excluding brokerage	51.76%	53.26	53.67	57.85	52.70
Operating leverage	$8	142	444	(343)	77

OTHER FINANCIAL DATA
Net interest margin	3.03%	3.18	3.21	3.25	3.18
Fee and other income as % of total revenue	49.20	49.37	49.84	45.55	48.63
Effective income tax rate (d)	31.71	33.05	33.84	34.10	32.21
Effective tax rate (Tax-equivalent) (d) (e)	32.61%	33.84	35.06	35.39	33.63

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$150,566	146,341	142,469	138,361	132,637
Consumer loans, net	130,544	128,924	118,105	99,121	96,323
Loans, net	281,110	275,265	260,574	237,482	228,960
Earning assets	472,139	463,232	442,527	439,204	431,346
Total assets	555,164	543,612	522,209	520,382	511,567
Core deposits	291,227	291,638	290,214	287,502	280,748
Total deposits	326,360	327,938	322,830	319,825	306,371
Interest-bearing liabilities	414,563	403,234	384,406	382,974	375,782
Stockholders’ equity	$50,143	49,063	47,926	46,407	47,328

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$159,424	154,277	150,902	147,165	141,063
Consumer loans, net	131,335	128,639	130,030	111,850	98,670
Loans, net	290,759	282,916	280,932	259,015	239,733
Goodwill and other intangible assets
Goodwill	23,535	23,550	23,443	21,807	21,857
Deposit base	577	631	691	705	779
Customer relationships	688	714	742	413	416
Tradename	90	90	90	90	90
Total assets	559,922	553,614	541,842	520,755	532,381
Core deposits	291,667	292,243	296,092	293,562	287,732
Total deposits	323,298	327,614	328,564	324,894	320,439
Stockholders’ equity	$51,180	48,872	49,789	47,561	46,757

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $25 million, $15 million, $46 million, $37 million and $51 million in the third, second and first quarters of 2006, and in the fourth and third quarters of 2005, respectively, of after-tax net merger-related and restructuring expenses, and $214 million after tax in the fourth quarter of 2005 related to discontinued operations.
(b)	See page 9 for the most directly comparable GAAP financial measure and pages 21 and 22 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $59 million, $64 million, $59 million, $57 million and $63 million in the third, second and first quarters of 2006, and in the fourth and third quarters of 2005, respectively, of deposit base and other intangible amortization.
(d)	The fourth quarter of 2005 includes taxes on discontinued operations.
(e)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2006			2005
(In millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
INTEREST INCOME
Interest and fees on loans	$5,096	4,823	4,321	3,846	3,588
Interest and dividends on securities	1,692	1,685	1,565	1,486	1,434
Trading account interest	401	387	325	462	387
Other interest income	595	509	496	696	635

Total interest income	7,784	7,404	6,707	6,490	6,044

INTEREST EXPENSE
Interest on deposits	2,238	2,035	1,779	1,618	1,408
Interest on short-term borrowings	860	755	718	764	742
Interest on long-term debt	1,145	973	720	585	507

Total interest expense	4,243	3,763	3,217	2,967	2,657

Net interest income	3,541	3,641	3,490	3,523	3,387
Provision for credit losses	108	59	61	81	82

Net interest income after provision for credit losses	3,433	3,582	3,429	3,442	3,305

FEE AND OTHER INCOME
Service charges	638	622	574	555	555
Other banking fees	427	449	428	400	385
Commissions	562	588	623	573	598
Fiduciary and asset management fees	823	808	761	790	749
Advisory, underwriting and other investment banking fees	292	318	302	325	294
Trading account profits (losses)	123	164	219	(31)	160
Principal investing	91	189	103	135	166
Securities gains (losses)	94	25	(48)	(74)	29
Other income	415	420	555	316	322

Total fee and other income	3,465	3,583	3,517	2,989	3,258

NONINTEREST EXPENSE
Salaries and employee benefits	2,531	2,652	2,697	2,470	2,476
Occupancy	284	291	275	283	260
Equipment	291	299	280	277	276
Advertising	54	56	47	51	50
Communications and supplies	158	162	167	155	158
Professional and consulting fees	200	184	167	213	167
Other intangible amortization	92	98	92	93	101
Merger-related and restructuring expenses	38	24	68	58	83
Sundry expense	397	495	446	583	433

Total noninterest expense	4,045	4,261	4,239	4,183	4,004

Minority interest in income of consolidated subsidiaries	104	90	95	103	104

Income from continuing operations before income taxes	2,749	2,814	2,612	2,145	2,455
Income taxes	872	929	884	652	790

Income from continuing operations	1,877	1,885	1,728	1,493	1,665
Discontinued operations, net of income taxes	—	—	—	214	—

Net income	$1,877	1,885	1,728	1,707	1,665

PER COMMON SHARE DATA
Basic earnings
Income from continuing operations	$1.19	1.19	1.11	0.97	1.07
Net income	1.19	1.19	1.11	1.11	1.07
Diluted earnings
Income from continuing operations	1.17	1.17	1.09	0.95	1.06
Net income	1.17	1.17	1.09	1.09	1.06
Cash dividends	$0.56	0.51	0.51	0.51	0.51
AVERAGE COMMON SHARES
Basic	1,573	1,585	1,555	1,541	1,549
Diluted	1,600	1,613	1,586	1,570	1,575

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Nine Months Ended September 30,
(In millions, except per share data)	2006	2005
INTEREST INCOME
Interest and fees on loans	$14,240	10,124
Interest and dividends on securities	4,942	4,297
Trading account interest (a)	1,113	1,119
Other interest income	1,600	1,659

Total interest income	21,895	17,199

INTEREST EXPENSE
Interest on deposits	6,052	3,679
Interest on short-term borrowings	2,333	2,013
Interest on long-term debt	2,838	1,349

Total interest expense	11,223	7,041

Net interest income	10,672	10,158
Provision for credit losses	228	168

Net interest income after provision for credit losses	10,444	9,990

FEE AND OTHER INCOME
Service charges	1,834	1,596
Other banking fees	1,304	1,091
Commissions (a)	1,773	1,770
Fiduciary and asset management fees (a)	2,392	2,221
Advisory, underwriting and other investment banking fees	912	784
Trading account profits (a)	506	317
Principal investing	383	266
Securities gains	71	163
Other income (a)	1,390	1,022

Total fee and other income	10,565	9,230

NONINTEREST EXPENSE
Salaries and employee benefits	7,880	7,201
Occupancy	850	781
Equipment	870	810
Advertising	157	142
Communications and supplies	487	478
Professional and consulting fees	551	449
Other intangible amortization	282	323
Merger-related and restructuring expenses	130	234
Sundry expense	1,338	1,246

Total noninterest expense	12,545	11,664

Minority interest in income of consolidated subsidiaries	289	239

Income before income taxes	8,175	7,317
Income taxes	2,685	2,381

Net income	$5,490	4,936

PER COMMON SHARE DATA
Basic earnings	$3.49	3.16
Diluted earnings	3.43	3.10
Cash dividends	$1.58	1.43
AVERAGE COMMON SHARES
Basic	1,571	1,561
Diluted	1,600	1,590

(a)	Amounts presented in 2005 have been reclassified to conform to the presentation in 2006.

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended September 30, 2006
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,823	247	149	482	(123)	(37)	3,541
Fee and other income	902	1,230	199	989	145	—	3,465
Intersegment revenue	48	(8)	1	(43)	2	—	—

Total revenue (a)	3,773	1,469	349	1,428	24	(37)	7,006
Provision for credit losses	123	—	—	(5)	(10)	—	108
Noninterest expense	1,689	1,095	237	791	195	38	4,045
Minority interest	—	—	—	—	104	—	104
Income taxes (benefits)	704	137	41	229	(226)	(13)	872
Tax-equivalent adjustment	11	—	—	9	17	(37)	—

Net income (loss)	$1,246	237	71	404	(56)	(25)	1,877

	Three Months Ended June 30, 2006
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,786	259	151	507	(28)	(34)	3,641
Fee and other income	857	1,222	197	1,215	92	—	3,583
Intersegment revenue	48	(9)	1	(42)	2	—	—

Total revenue (a)	3,691	1,472	349	1,680	66	(34)	7,224
Provision for credit losses	95	—	2	(33)	(5)	—	59
Noninterest expense	1,752	1,116	252	878	239	24	4,261
Minority interest	—	—	—	—	89	1	90
Income taxes (benefits)	663	129	34	300	(187)	(10)	929
Tax-equivalent adjustment	10	1	—	9	14	(34)	—

Net income (loss)	$1,171	226	61	526	(84)	(15)	1,885

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended September 30, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,379	211	146	532	172	(53)	3,387
Fee and other income	760	1,146	196	1,027	129	—	3,258
Intersegment revenue	53	(9)	1	(45)	—	—	—

Total revenue (a)	3,192	1,348	343	1,514	301	(53)	6,645
Provision for credit losses	77	—	6	(3)	2	—	82
Noninterest expense	1,575	1,067	241	808	230	83	4,004
Minority interest	—	—	—	—	105	(1)	104
Income taxes (benefits)	555	101	34	242	(111)	(31)	790
Tax-equivalent adjustment	10	1	—	21	21	(53)	—

Net income	$975	179	62	446	54	(51)	1,665

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2006			2005
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$95,281	91,737	89,138	87,327	83,241
Real estate—construction and other	16,067	15,329	14,483	13,972	13,653
Real estate—mortgage	19,455	19,745	20,066	19,966	19,864
Lease financing	25,253	25,194	25,238	25,368	25,022
Foreign	12,677	11,680	11,535	10,221	8,888

Total commercial	168,733	163,685	160,460	156,854	150,668

CONSUMER
Real estate secured	100,115	98,420	98,898	94,748	80,128
Student loans	9,175	9,139	10,555	9,922	11,458
Installment loans	21,454	20,508	20,189	6,751	6,745

Total consumer	130,744	128,067	129,642	111,421	98,331

Total loans	299,477	291,752	290,102	268,275	248,999
Unearned income	8,718	8,836	9,170	9,260	9,266

Loans, net (On-balance sheet)	$290,759	282,916	280,932	259,015	239,733

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$168,733	163,685	160,460	156,854	150,668
Securitized loans—off-balance sheet	218	250	1,191	1,227	1,263
Loans held for sale	5,556	3,602	3,588	3,860	4,039

Total commercial	174,507	167,537	165,239	161,941	155,970

CONSUMER
Real estate secured
On-balance sheet loan portfolio	100,115	98,420	98,898	94,748	80,128
Securitized loans—off-balance sheet	6,151	6,833	7,598	8,438	9,255
Securitized loans included in securities	6,611	6,878	4,628	4,817	4,218
Loans held for sale	3,324	3,843	3,679	2,296	12,660

Total real estate secured	116,201	115,974	114,803	110,299	106,261

Student
On-balance sheet loan portfolio	9,175	9,139	10,555	9,922	11,458
Securitized loans—off-balance sheet	3,218	3,353	1,866	2,000	341
Securitized loans included in securities	52	52	52	52	—

Total student	12,445	12,544	12,473	11,974	11,799

Installment
On-balance sheet loan portfolio	21,454	20,508	20,189	6,751	6,745
Securitized loans—off-balance sheet	3,695	3,809	3,297	3,392	2,228
Securitized loans included in securities	169	181	193	206	146
Loans held for sale	159	305	592	249	1,339

Total installment	25,477	24,803	24,271	10,598	10,458

Total consumer	154,123	153,321	151,547	132,871	128,518

Total managed portfolio	$328,630	320,858	316,786	294,812	284,488

SERVICING PORTFOLIO (b)
Commercial	$227,899	212,500	192,367	173,428	158,650
Consumer	$60,854	58,082	58,697	56,741	55,813

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the retained interests are classified in securities on-balance sheet, loans held for sale on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2006			2005
(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$3,021	3,036	2,724	2,719	2,718
Provision for credit losses	118	49	59	72	74
Provision for credit losses relating to loans transferred to loans held for sale or sold	(4)	5	—	5	12
Balance of acquired entities at purchase date	—	—	300	—	—
Allowance relating to loans acquired, transferred to loans held for sale or sold	(15)	(18)	12	(21)	(26)
Net charge-offs	(116)	(51)	(59)	(51)	(59)

Balance, end of period	$3,004	3,021	3,036	2,724	2,719

as % of loans, net	1.03%	1.07	1.08	1.05	1.13

as % of nonaccrual and restructured loans (b)	520%	488	452	439	347

as % of nonperforming assets (b)	396%	421	389	378	303

LOAN LOSSES
Commercial, financial and agricultural	$25	32	27	52	43
Commercial real estate—construction and mortgage	2	3	7	12	9
Consumer	149	116	69	65	71

Total loan losses	176	151	103	129	123

LOAN RECOVERIES
Commercial, financial and agricultural	14	54	16	50	35
Commercial real estate—construction and mortgage	1	1	—	3	2
Consumer	45	45	28	25	27

Total loan recoveries	60	100	44	78	64

Net charge-offs	$116	51	59	51	59

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.03%	(0.06)	0.05	0.03	0.05
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.32	0.23	0.14	0.16	0.18
Total net charge-offs as % of average loans, net (c)	0.16%	0.08	0.09	0.09	0.10

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$275	299	342	307	445
Commercial real estate—construction and mortgage	80	88	84	85	120
Consumer real estate secured	213	226	240	221	209
Installment loans	10	6	6	7	10

Total nonaccrual loans	578	619	672	620	784
Foreclosed properties (d)	181	99	108	100	112

Total nonperforming assets	$759	718	780	720	896

Nonperforming loans included in loans held for sale (e)	$23	23	24	32	59
Nonperforming assets included in loans and in loans held for sale	$782	741	804	752	955

as % of loans, net, and foreclosed properties (b)	0.26%	0.25	0.28	0.28	0.37

as % of loans, net, foreclosed properties and loans held for sale (e)	0.26%	0.25	0.28	0.28	0.37

Accruing loans past due 90 days	$666	624	610	625	525

(a)	At September 30, 2006, the reserve for unfunded lending commitments was $159 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2006			2005
(In millions, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
ASSETS
Cash and due from banks	$11,850	12,761	12,668	15,072	12,976
Interest-bearing bank balances	5,270	2,244	1,563	2,638	2,492
Federal funds sold and securities purchased under resale agreements	18,497	17,223	18,807	19,915	27,083

Total cash and cash equivalents	35,617	32,228	33,038	37,625	42,551

Trading account assets	43,904	46,552	39,385	42,704	49,646
Securities	107,826	120,453	118,818	114,889	117,195
Loans, net of unearned income	290,759	282,916	280,932	259,015	239,733
Allowance for loan losses	(3,004)	(3,021)	(3,036)	(2,724)	(2,719)

Loans, net	287,755	279,895	277,896	256,291	237,014

Loans held for sale	9,039	7,750	7,859	6,405	18,038
Premises and equipment	5,536	5,322	5,194	4,910	5,352
Due from customers on acceptances	1,200	1,010	968	824	882
Goodwill	23,535	23,550	23,443	21,807	21,857
Other intangible assets	1,355	1,435	1,523	1,208	1,285
Other assets	44,155	35,419	33,718	34,092	38,561

Total assets	$559,922	553,614	541,842	520,755	532,381

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	63,880	66,388	67,365	67,487	68,402
Interest-bearing deposits	259,418	261,226	261,199	257,407	252,037

Total deposits	323,298	327,614	328,564	324,894	320,439
Short-term borrowings	58,749	62,787	55,390	61,953	78,184
Bank acceptances outstanding	1,213	1,021	985	892	932
Trading account liabilities	19,553	18,409	17,846	17,598	19,815
Other liabilities	16,513	17,305	16,070	15,986	16,504
Long-term debt	86,419	74,627	70,218	48,971	45,846

Total liabilities	505,745	501,763	489,073	470,294	481,720

Minority interest in net assets of consolidated subsidiaries	2,997	2,979	2,980	2,900	3,904

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at September 30, 2006	—	—	—	—	—
Non-Cumulative Perpetual Class A Preferred Stock, Series I, $100,000 liquidation preference per share, 25,010 shares authorized	—	—	—	—	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.581 billion shares at September 30, 2006	5,271	5,298	5,362	5,189	5,178
Paid-in capital	34,276	34,086	34,291	31,172	30,821
Retained earnings	12,696	12,003	11,724	11,973	11,086
Accumulated other comprehensive income, net	(1,063)	(2,515)	(1,588)	(773)	(328)

Total stockholders’ equity	51,180	48,872	49,789	47,561	46,757

Total liabilities and stockholders’ equity	$559,922	553,614	541,842	520,755	532,381

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	THIRD QUARTER 2006			SECOND QUARTER 2006
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,671	34	5.07%	$2,027	25	5.04%
Federal funds sold and securities purchased under resale agreements	17,530	224	5.08	17,628	209	4.75
Trading account assets	31,160	409	5.24	29,252	393	5.37
Securities	122,152	1,661	5.44	124,102	1,668	5.38
Loans
Commercial
Commercial, financial and agricultural	93,886	1,673	7.07	90,259	1,555	6.92
Real estate—construction and other	15,787	308	7.74	14,946	277	7.43
Real estate—mortgage	19,507	378	7.69	20,118	369	7.36
Lease financing	9,731	172	7.04	9,895	175	7.08
Foreign	11,655	158	5.37	11,123	142	5.10

Total commercial	150,566	2,689	7.09	146,341	2,518	6.90

Consumer
Real estate secured	99,669	1,670	6.69	97,377	1,584	6.51
Student loans	9,605	161	6.65	10,842	170	6.30
Installment loans	21,270	517	9.66	20,705	482	9.33

Total consumer	130,544	2,348	7.17	128,924	2,236	6.95

Total loans	281,110	5,037	7.13	275,265	4,754	6.92

Loans held for sale	12,130	214	6.99	9,320	165	7.11
Other earning assets	5,386	113	8.35	5,638	99	7.00

Total earning assets excluding derivatives	472,139	7,692	6.49	463,232	7,313	6.32
Risk management derivatives (a)	—	129	0.11	—	125	0.11

Total earning assets including derivatives	472,139	7,821	6.60	463,232	7,438	6.43

Cash and due from banks	11,973			12,055
Other assets	71,052			68,325

Total assets	$555,164			$543,612

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	75,534	355	1.86	78,539	332	1.70
Money market accounts	99,788	862	3.43	99,212	764	3.09
Other consumer time	52,352	548	4.15	48,389	465	3.85
Foreign	20,599	244	4.70	21,031	234	4.47
Other time	14,534	191	5.23	15,269	197	5.16

Total interest-bearing deposits	262,807	2,200	3.32	262,440	1,992	3.04
Federal funds purchased and securities sold under repurchase agreements	51,314	629	4.86	48,732	543	4.47
Commercial paper	5,190	63	4.77	4,659	51	4.45
Securities sold short	8,951	82	3.61	9,255	74	3.21
Other short-term borrowings	5,575	30	2.14	6,423	36	2.24
Long-term debt	80,726	1,095	5.41	71,725	940	5.25

Total interest-bearing liabilities excluding derivatives	414,563	4,099	3.93	403,234	3,636	3.62
Risk management derivatives (a)	—	144	0.14	—	127	0.12

Total interest-bearing liabilities including derivatives	414,563	4,243	4.07	403,234	3,763	3.74

Noninterest-bearing deposits	63,553			65,498
Other liabilities	26,905			25,817
Stockholders’ equity	50,143			49,063

Total liabilities and stockholders’ equity	$555,164			$543,612

Interest income and rate earned—including derivatives		$7,821	6.60%		$7,438	6.43%
Interest expense and equivalent rate paid—including derivatives		4,243	3.57		3,763	3.25

Net interest income and margin—including derivatives		$3,578	3.03%		$3,675	3.18%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

FIRST QUARTER 2006			FOURTH QUARTER 2005			THIRD QUARTER 2005
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$2,872	31	4.31%	$2,514	24	3.75%	$2,417	21	3.46%
19,657	209	4.31	22,647	237	4.17	24,451	216	3.50
27,240	344	5.08	34,461	482	5.59	33,720	407	4.82
117,944	1,557	5.28	115,557	1,506	5.21	114,902	1,461	5.08

87,784	1,411	6.51	85,155	1,326	6.17	81,488	1,184	5.77
14,184	243	6.95	13,803	226	6.51	13,322	201	5.96
20,166	350	7.04	20,132	333	6.57	19,684	302	6.09
10,050	171	6.81	10,153	184	7.26	9,979	178	7.15
10,285	118	4.67	9,118	97	4.23	8,164	80	3.88

142,469	2,293	6.52	138,361	2,166	6.22	132,637	1,945	5.82

96,082	1,514	6.31	80,984	1,236	6.10	78,088	1,166	5.97
10,589	157	6.00	11,235	155	5.46	11,267	144	5.07
11,434	242	8.57	6,902	127	7.32	6,968	124	7.04

118,105	1,913	6.50	99,121	1,518	6.11	96,323	1,434	5.94

260,574	4,206	6.51	237,482	3,684	6.17	228,960	3,379	5.87

8,274	128	6.24	17,646	270	6.10	16,567	244	5.90
5,966	118	8.04	8,897	155	6.92	10,329	138	5.27

442,527	6,593	6.00	439,204	6,358	5.77	431,346	5,866	5.42
—	163	0.15	—	184	0.16	—	231	0.21

442,527	6,756	6.15	439,204	6,542	5.93	431,346	6,097	5.63

12,762			12,770			12,277
66,920			68,408			67,944

$522,209			$520,382			$511,567

79,783	304	1.54	78,936	258	1.30	78,961	220	1.10
99,632	670	2.73	100,999	609	2.39	97,746	529	2.15
46,309	407	3.57	43,549	369	3.37	41,063	325	3.13
19,330	187	3.92	17,464	157	3.56	15,285	123	3.18
13,286	153	4.67	14,859	166	4.46	10,338	109	4.21

258,340	1,721	2.70	255,807	1,559	2.42	243,393	1,306	2.13

50,087	503	4.07	55,336	526	3.77	56,426	460	3.24
4,193	41	3.93	8,062	76	3.74	12,664	108	3.39
8,520	63	3.01	8,801	70	3.13	9,040	77	3.38
7,214	40	2.26	7,164	39	2.18	6,471	29	1.80
56,052	697	4.99	47,804	576	4.81	47,788	536	4.48

384,406	3,065	3.23	382,974	2,846	2.95	375,782	2,516	2.66
—	152	0.16	—	121	0.13	—	141	0.15

384,406	3,217	3.39	382,974	2,967	3.08	375,782	2,657	2.81

64,490			64,018			62,978
25,387			26,983			25,479
47,926			46,407			47,328

$522,209			$520,382			$511,567

	$6,756	6.15%		$6,542	5.93%		$6,097	5.63%
	3,217	2.94		2,967	2.68		2,657	2.45

	$3,539	3.21%		$3,575	3.25%		$3,440	3.18%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	NINE MONTHS ENDED SEPTEMBER 30, 2006			NINE MONTHS ENDED SEPTEMBER 30, 2005
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,523	90	4.77%	$2,516	57	3.05%
Federal funds sold and securities purchased under resale agreements	18,264	642	4.70	24,467	558	3.05
Trading account assets	29,232	1,146	5.23	33,577	1,186	4.71
Securities	121,415	4,886	5.37	114,956	4,407	5.11
Loans
Commercial
Commercial, financial and agricultural	90,666	4,639	6.84	79,469	3,228	5.43
Real estate—construction and other	14,978	828	7.39	12,941	534	5.51
Real estate—mortgage	19,928	1,097	7.36	20,205	861	5.70
Lease financing	9,891	518	6.98	10,246	543	7.07
Foreign	11,026	418	5.06	7,669	206	3.59

Total commercial	146,489	7,500	6.84	130,530	5,372	5.50

Consumer
Real estate secured	97,722	4,768	6.51	75,861	3,275	5.76
Student loans	10,342	488	6.31	11,089	393	4.74
Installment loans	17,839	1,241	9.30	7,221	361	6.69

Total consumer	125,903	6,497	6.89	94,171	4,029	5.71

Total loans	272,392	13,997	6.86	224,701	9,401	5.59

Loans held for sale	9,922	507	6.82	14,500	604	5.56
Other earning assets	5,660	330	7.79	10,296	378	4.90

Total earning assets excluding derivatives	459,408	21,598	6.28	425,013	16,591	5.21
Risk management derivatives (a)	—	417	0.12	—	775	0.25

Total earning assets including derivatives	459,408	22,015	6.40	425,013	17,366	5.46

Cash and due from banks	12,260			12,441
Other assets	68,781			67,724

Total assets	$540,449			$505,178

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	77,937	991	1.70	80,041	575	0.96
Money market accounts	99,545	2,296	3.08	95,420	1,341	1.88
Other consumer time	49,038	1,420	3.87	38,395	837	2.91
Foreign	20,325	665	4.38	12,728	265	2.78
Other time	14,367	541	5.03	10,966	270	3.29

Total interest-bearing deposits	261,212	5,913	3.03	237,550	3,288	1.85
Federal funds purchased and securities sold under repurchase agreements	50,049	1,675	4.47	53,954	1,147	2.84
Commercial paper	4,684	155	4.41	13,191	287	2.91
Securities sold short	8,910	219	3.28	10,776	271	3.37
Other short-term borrowings	6,399	106	2.22	6,511	85	1.75
Long-term debt	69,591	2,732	5.24	47,764	1,557	4.35

Total interest-bearing liabilities excluding derivatives	400,845	10,800	3.60	369,746	6,635	2.40
Risk management derivatives (a)	—	423	0.14	—	406	0.14

Total interest-bearing liabilities including derivatives	400,845	11,223	3.74	369,746	7,041	2.54

Noninterest-bearing deposits	64,510			61,906
Other liabilities	26,042			26,301
Stockholders’ equity	49,052			47,225

Total liabilities and stockholders’ equity	$540,449			$505,178

Interest income and rate earned—including derivatives		$22,015	6.40%		$17,366	5.46%
Interest expense and equivalent rate paid—including derivatives		11,223	3.27		7,041	2.22

Net interest income and margin—including derivatives		$10,792	3.13%		$10,325	3.24%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2006			2005
(In millions, except per share data)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
INCOME FROM CONTINUING OPERATIONS
Net income (GAAP)	A	$1,877	1,885	1,728	1,707	1,665
Discontinued operations, net of income taxes (GAAP)		—	—	—	(214)	—

Income from continuing operations (GAAP)		1,877	1,885	1,728	1,493	1,665
Merger-related and restructuring expenses (GAAP)		25	15	46	37	51

Earnings excluding merger-related and restructuring expenses, and discontinued operations	B	1,902	1,900	1,774	1,530	1,716
Other intangible amortization (GAAP)		59	64	59	57	63

Earnings excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C	$1,961	1,964	1,833	1,587	1,779

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	D	$50,143	49,063	47,926	46,407	47,328
Merger-related and restructuring expenses (GAAP)		70	50	19	146	96
Discontinued operations (GAAP)		—	—	—	(36)	—

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and discontinued operations	E	50,213	49,113	47,945	46,517	47,424
Average intangible assets (GAAP)	F	(24,943)	(24,972)	(23,689)	(23,302)	(23,195)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	G	$25,270	24,141	24,256	23,215	24,229

Return on average common stockholders’ equity
GAAP	A/D	14.85%	15.41	14.62	14.60	13.95
Excluding merger-related and restructuring expenses, and discontinued operations	B/E	15.02	15.52	15.01	13.05	14.36
Return on average tangible common stockholders’ equity
GAAP	A/D+F	29.55	31.38	28.91	29.33	27.36
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/G	30.79%	32.63	30.64	27.11	29.14

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	H	$555,164	543,612	522,209	520,382	511,567
Average intangible assets (GAAP)		(24,943)	(24,972)	(23,689)	(23,302)	(23,195)

Average tangible assets (GAAP)	I	530,221	518,640	498,520	497,080	488,372

Average assets (GAAP)		555,164	543,612	522,209	520,382	511,567
Merger-related and restructuring expenses (GAAP)		70	50	19	146	96
Discontinued operations (GAAP)		—	—	—	(36)	—

Average assets, excluding merger-related and restructuring expenses, and discontinued operations	J	555,234	543,662	522,228	520,492	511,663
Average intangible assets (GAAP)		(24,943)	(24,972)	(23,689)	(23,302)	(23,195)

Average tangible assets, excluding merger-related and restructuring expenses, and discontinued operations	K	$530,291	518,690	498,539	497,190	488,468

Return on average assets
GAAP	A/H	1.34%	1.39	1.34	1.30	1.29
Excluding merger-related and restructuring expenses, and discontinued operations	B/J	1.36	1.40	1.38	1.17	1.33
Return on average tangible assets
GAAP	A/I	1.40	1.46	1.41	1.36	1.35
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/K	1.47%	1.52	1.49	1.27	1.45

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2006			2005
(In millions, except per share data)	*	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	L	$4,045	4,261	4,239	4,183	4,004
Merger-related and restructuring expenses (GAAP)		(38)	(24)	(68)	(58)	(83)

Noninterest expense, excluding merger-related and restructuring expenses	M	4,007	4,237	4,171	4,125	3,921
Other intangible amortization (GAAP)		(92)	(98)	(92)	(93)	(101)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	N	$3,915	4,139	4,079	4,032	3,820

Net interest income (GAAP)		$3,541	3,641	3,490	3,523	3,387
Tax-equivalent adjustment		37	34	49	52	53

Net interest income (Tax-equivalent)		3,578	3,675	3,539	3,575	3,440
Fee and other income (GAAP)		3,465	3,583	3,517	2,989	3,258

Total	O	$7,043	7,258	7,056	6,564	6,698

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	P	$891	920	946	894	878

Net interest income (GAAP)		$239	250	241	226	204
Tax-equivalent adjustment		—	1	—	—	1

Net interest income (Tax-equivalent)		239	251	241	226	205
Fee and other income (GAAP)		960	963	978	917	907

Total	Q	$1,199	1,214	1,219	1,143	1,112

Overhead efficiency ratios
GAAP	L/O	57.44%	58.71	60.07	63.72	59.78
Excluding merger-related and restructuring expenses	M/O	56.90	58.39	59.10	62.84	58.55
Excluding merger-related and restructuring expenses, and brokerage	M-P/O-Q	53.32	54.89	55.23	59.58	54.49
Excluding merger-related and restructuring expenses, and other intangible amortization	N/O	55.60	57.03	57.81	61.41	57.06
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	N-P/O-Q	51.76%	53.26	53.67	57.85	52.70

OPERATING LEVERAGE
Operating leverage (GAAP)		$1	180	436	(312)	92
Merger-related and restructuring expenses (GAAP)		15	(45)	10	(25)	(8)

Operating leverage, excluding merger-related and restructuring expenses		16	135	446	(337)	84
Other intangible amortization (GAAP)		(8)	7	(2)	(6)	(7)

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$8	142	444	(343)	77

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	R	$0.56	0.51	0.51	0.51	0.51

Diluted earnings per common share (GAAP)	S	$1.17	1.17	1.09	1.09	1.06
Merger-related and restructuring expenses (GAAP)		0.02	0.01	0.03	0.02	0.03
Other intangible amortization (GAAP)		0.04	0.04	0.04	0.04	0.04
Discontinued operations (GAAP)		—	—	—	(0.14)	—

Diluted earnings per common share, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	T	$1.23	1.22	1.16	1.01	1.13

Dividend payout ratios
GAAP	R/S	47.86%	43.59	46.79	46.79	48.11
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	R/T	45.53%	41.80	43.97	50.50	45.13

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 21 and 22 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income (GAAP) by average assets (GAAP) (i.e., A/H) and annualized where appropriate.